UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2010

MOTORS LIQUIDATION COMPANY
(Exact Name of Registrant as Specified in its Charter)

1-43 (Commission File Number)	DELAWARE (State or other jurisdiction of incorporation)	38-0572515 (I.R.S. Employer Identification No.)
500 Renaissance Center, Suite 1400, Detroit, Michigan (Address of Principal Executive Offices)	48243 (Zip Code)

(313) 486-4044
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     Other Events

Plan and Disclosure Statement

On August 31, 2010, Motors Liquidation Company (the “Company”) and certain of its debtor subsidiaries (together with the Company, the “Debtors”) filed their joint chapter 11 plan (the “Plan”) and the proposed disclosure statement thereto (the “Disclosure Statement”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (jointly administered proceedings, In re Motors Liquidation Company, et al., f/k/a General Motors Corp., et al., Ch. 11 Case Number 09-50026 (REG) (Jointly Administered).  The Plan sets forth the manner in which claims against and equity interests in the Debtors are to be treated.  The Disclosure Statement describes the procedures for the solicitation of votes as well as the Plan.

The above discussion is qualified in its entirety by the terms of the Plan attached hereto as Exhibit 99.1 and incorporated by reference herein and by the terms of the Disclosure Statement attached hereto as Exhibit 99.2 and incorporated by reference herein, respectively.

Additional Information and Press Release

On August 31, 2010, the Company issued a press release announcing the filing of the Plan and the Disclosure Statement.  The press release is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Plan or an offer to buy any securities of the Debtors or other parties.  Any solicitation or offer to sell will be made pursuant to and in accordance with the Disclosure Statement and applicable law.

The Bankruptcy Court has not yet approved the Disclosure Statement as containing adequate information pursuant to section 1125(b) of title 11 of the United States Bankruptcy Code for use in the solicitation of acceptances or rejections of the Plan.  Accordingly, the filing and dissemination of the Disclosure Statement are not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan, nor should the information contained in the Disclosure Statement be relied on for any purpose until a determination by the Bankruptcy Court that the Disclosure Statement contains adequate information.

ITEM 9.01     Financial Statements and Exhibits
Number	Description
99.1	Debtors’ Joint Chapter 11 Plan filed with the United States Bankruptcy Court for the Southern District of New York on August 31, 2010.
99.2	Disclosure Statement to the Debtors’ Joint Chapter 11 Plan filed with the United States Bankruptcy Court for the Southern District of New York on August 31, 2010.
99.3	Press Release dated August 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORS LIQUIDATION COMPANY (Registrant)

September 2, 2010	By:	/s/ James Selzer
(Date)		James Selzer
Vice President and Treasurer

EXHIBIT INDEX

Number	Description
99.1	Debtors’ Joint Chapter 11 Plan filed with the United States Bankruptcy Court for the Southern District of New York on August 31, 2010.
99.2	Disclosure Statement to the Debtors’ Joint Chapter 11 Plan filed with the United States Bankruptcy Court for the Southern District of New York on August 31, 2010.
99.3	Press Release dated August 31, 2010.